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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 11, 2002
                        (Date of earliest event reported)


                             NATIONAL-OILWELL, INC.

             (Exact name of registrant as specified in its charter)



                                FILE NO. 1-12317
                            (Commission File Number)


              DELAWARE                                      76-0475815
      (State of incorporation)                           (I.R.S. Employer
                                                      Identification Number)

        10000 RICHMOND AVENUE                               77042-4200
           HOUSTON, TEXAS                                   (Zip Code)
        (Address of principal
         executive offices)


           Registrant's telephone, including area code: (713) 346-7500



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ITEM 5.  OTHER EVENTS.

On October 11, 2002, National-Oilwell, Inc. issued a press release announcing that it has signed a Combination Agreement to acquire Hydralift ASA for NOK 55, approximately U.S. $7.33, per share. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

99.1     Press Release dated October 11, 2002



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NATIONAL-OILWELL, INC.



Date:  October 16, 2002               /s/ Steven W. Krablin
                                      ------------------------------------------
                                      Steven W. Krablin
                                      Vice President and Chief Financial Officer





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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                         DESCRIPTION
------                         -----------

 99.1               Press Release dated October 11, 2002